UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2012 (November 21, 2012)

EUROSITE POWER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-54484	27-5250881
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6000
(Registrant’s telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On November 21, 2012, EuroSite Power Inc., or the Company, entered into a securities purchase agreement, or the Securities Purchase Agreement, between the Company and certain investors, including Joan Giacinti, a member of the Company's Board of Directors, or the Registered Offering Purchasers. Pursuant to the Securities Purchase Agreement, the Company agreed to issue in a registered offering 1,510,000 shares of its common stock and warrants, or the Registered Warrants, to purchase up to 1,510,000 shares of its common stock. The Securities Purchase Agreement provides that the securities will be sold in units at a price of $1.00 per unit, with each unit consisting of one share of the Company's common stock and a warrant to purchase one share of the Company's common stock, for an aggregate offering price of $1,510,000, or the Registered Offering.

On November 21, 2012, the Company entered into subscription agreements, or the Subscription Agreements, and, together with the Securities Purchase Agreement, referred to as the Agreements, under which the Company agreed to enter into a private placement with certain accredited investors, collectively, the Private Placement Purchasers.

Pursuant to the Subscription Agreements, the Company agreed to issue 740,000 shares of its common stock and warrants, or the Private Placement Warrants, to purchase up to 740,000 shares of its common stock. The Subscription Agreements provide that the securities will be sold in units at a price of $1.00 per unit, with each unit consisting of one share of the Company's common stock and a warrant to purchase one share of the Company's common stock, for an aggregate offering price of $740,000, or the Private Placement, and collectively with the Registered Offering, the Offerings.

In the Offerings, each warrant to purchase shares of the Company's common stock will have an exercise price of $1.00 per share (subject to adjustment in the case of stock dividends, sub divisions, and combinations), for total potential additional proceeds to the Company of up to approximately $2,250,000 upon exercise of the warrants. The warrants issued in the Offerings are immediately exercisable and will expire on November 21, 2013.

The Agreements contain customary representations, warranties, and indemnification provisions.

The Subscription Agreements and the Private Placement Warrants require the Company to file a registration statement with the Securities and Exchange Commission, or the SEC, covering the resale by the Private Placement Purchasers of the common stock issued in the Private Placement and the shares of common stock issuable upon exercise of the warrants issued in the Private Placement.

The Offerings closed on November 21, 2012.

The offer and sale of the Company's common stock and warrants issued in the Registered Offering and the shares of common stock issuable upon exercise of the warrants issued in the Registered Offering are registered under the Securities Act of 1933, as amended, or the Securities Act, on a registration statement on Form S-1, as amended (File No. 333-182620), or the Registration Statement, with the prospectus filed with the SEC on November 15, 2012, and as supplemented and amended by the prospectus supplement filed with the SEC on November 16, 2012.

The offer and sale of the Company's common stock and warrants issued in the Private Placement were sold without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Scarsdale Equities LLC, or the Placement Agent, served as placement agent in the Offerings. Pursuant to an amended and restated placement agency agreement, or the Placement Agency Agreement, upon the closing of the Private Placement, the Placement Agent received (i) a commission of 6.5% of the aggregate offering purchase price for the Offerings, subject to certain exclusions, or $113,750, (ii) reimbursement for out-of-pocket expenses up to $50,000, and (iii) warrants to purchase 113,750 shares of the Company's common stock, or the Placement Agent Warrant, exercisable at $1.00 per share (subject to adjustment in the case of stock dividends, sub divisions, and combinations) for one year from November 21, 2012, with registration rights for the underlying warrant shares.

The Offerings resulted in aggregate net proceeds of approximately $2.1 million after deducting Placement Agent fees and other expenses related to the Offerings. The Company intends to use the net proceeds of the Offerings for working capital purposes in connection with the development and installation of new energy systems such as cogeneration systems and chillers. The net proceeds will also be used for general corporate purposes.

The above descriptions of the Subscription Agreements, the Private Placement Warrants, and Placement Agent Warrant are qualified in their entirety by reference to Exhibits 10.1, 4.1 and 4.2 attached hereto, respectively, and each such exhibit is incorporated herein by reference. The above descriptions of the Securities Purchase Agreement and the Registered Warrants are qualified in their entirety by reference to the Form of Securities Purchase Agreement and the Form of Warrant to Purchase Shares of Common Stock filed as Exhibits 10.6 and 4.2, respectively, to the Registration Statement, and such Form of Securities Purchase Agreement and Form of Warrant to Purchase Shares of Common Stock are incorporated herein by reference. The above description of the Placement Agency Agreement is qualified in its entirety by reference to the Placement Agency Agreement filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, and such Placement Agency Agreement is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 - Entry Into a Material Definitive Agreement” concerning the Private Placement and the Placement Agent Warrant is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On November 21, 2012, the Company issued a press release announcing the Offerings. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
4.1	Form of Warrant to Purchase Shares of Common Stock (Private Placement), dated November 21, 2012.
4.2	Warrant to Purchase Shares of Common Stock (Placement Agent), dated November 21, 2012.
10.1	Form of Subscription Agreement (Private Placement), dated November 21, 2012.
99.1	Press Release, dated November 21, 2012.

FORWARD-LOOKING STATEMENTS
This current report contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. For example, we are using forward-looking statements when we discuss the use of net proceeds of the Offerings. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including as disclosed in the Company's SEC filings. The statements in this current report are made as of the date of this report. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 26, 2012	EUROSITE POWER INC.
By: /s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer

4